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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-KA


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) February 7, 2001
                                                         ----------------


                             AFG Investment Trust D
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             (Exact name of registrant as specified in its charter)


          Delaware                      0-25648                  04-3157233
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


               88 Broad Street, Boston, MA                      02110
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         (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code (617) 854-5800
                                                   --------------


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          (Former name or former address, if changed since last report)
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                             AFG INVESTMENT TRUST D
                                    FORM 8-KA

General

This report on Form 8-KA provides financial statements and exhibits required pursuant to Item 7 of Form 8-K resulting from the acquisition of PLM International, Inc. ("PLM") by AFG Investment Trust D (the "Trust") and three affiliated trusts (collectively the "Trusts"). Information required pursuant to
Item 2, Acquisition of Disposition of Assets, is included in Form 8-K filed by the Trust on February 22, 2001.
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
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     (a)  Financial Statements of Business Acquired
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          Audited Consolidated Financial Statements of PLM International, Inc.
          and subsidiaries as of December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2000 are incorporated by reference to Exhibit 99.1 included herein.

     (b)  Pro Forma Financial Information
          -------------------------------

          Unaudited Pro Forma Statement of Financial Position of AFG Investment Trust D as of December 31, 2000 and Unaudited Pro Forma Statement of Operations of AFG Investment Trust D for the year ended December 31, 2000 relating to the PLM acquisition are attached hereto as Exhibit
          99.2 included herein.

     (c)  Exhibits
          --------

          Exhibit 23        Consent of KPMG LLP.

          Exhibit 99.1 Audited Consolidated Balance Sheets of PLM International, Inc. and subsidiaries as of December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2000 are incorporated herein by reference to Item 8 of PLM International, Inc.'s 2000 Annual Report on Form 10-K filed with the Commission on March 29, 2001 (Commission File No.: 1-9670.)

          Exhibit 99.2 Unaudited Pro Forma Statement of Financial Position of AFG Investment Trust D as of December 31, 2000 and Unaudited Pro Forma Statement of Operations of AFG Investment Trust D for the year ended
                            December 31, 2000 are filed herewith.
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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 23, 2001              AFG INVESTMENT TRUST D
                                   By: AFG ASIT Corporation, as Managing Trustee


                                   By:  /s/ James A. Coyne
                                        ---------------------------------
                                        Name: James A. Coyne
                                        Title: Senior Vice President
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                                  EXHIBIT INDEX
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

      Exhibit
       Number         Exhibit Name                                                 Location
       ------         ------------                                                 --------

         23           Consent of KPMG LLP                                          Filed herewith

        99.1          Audited Consolidated Balance Sheets of PLM                   Incorporated by reference to Item 8 of
                      International, Inc. and subsidiaries as of December 31,      PLM International, Inc.'s Annual
                      2000 and 1999, and the results of their operations and       Report on Form 10-K for the year ended
                      their cash flows for each of  the years in the three-year    December 31, 2000 (File No. 1-9670).
                      period ended December 31, 2000.

        99.2          Unaudited Pro Forma Statement of Financial Position of AFG   Filed herewith.
                      Investment Trust D as of December 31, 2000 and Unaudited
                      Pro Forma Statement of Operations of AFG Investment Trust
                      D for the year ended December 31, 2000.
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